Business combinations	12 Months Ended
Dec. 31, 2020
Business Combination and Asset Acquisition [Abstract]
Business combinations	Business combinations
On January 7, 2019, we completed the North American Title Acquisition for a total consideration transferred of $171.7 million.
The following table presents additional information on total consideration transferred:

Issuance of Series A-1 preferred stock	$50,142
Issuance of Series A-1 preferred stock warrants	34,473
Note payable issued to NATG	87,000
Assumption of NATG debt	65
Total consideration transferred	$171,680
The North American Title Acquisition was accounted for as a business combination using the acquisition method of accounting in accordance with ASC 805, Business Combinations. Under ASC 805, the total consideration transferred or purchase price is allocated to the estimated fair value of the tangible and identifiable intangible assets acquired less liabilities assumed at the date of the North American Title Acquisition. The Company’s transaction costs of $0.8 million and $1.7 million were reported in other operating expenses in the consolidated statements of operations for the years ended December 31, 2019 and 2018, respectively. Fair value measurements have been applied based on assumptions that the Company believes market participants would use in the pricing of the asset or liability. The purchase price allocation could change in subsequent periods, up to one year from the close date.
The following table sets forth the purchase price allocation, as of the acquisition date:

Cash	$35,704	Accounts payable	$(9,409)
Restricted cash	1,566	Accrued expenses and other liabilities	(12,218)
Investments	61,398	Liability for loss and loss adjustment expenses	(59,266)
Receivables	15,239	Total liabilities assumed	$(80,893)
Fixed assets	1,659
Prepaid expenses, deposits and other assets	2,197
Title plants	16,993	Net identifiable assets acquired	$59,734
Trade names	5,871	Goodwill	111,946
Total identifiable assets acquired	$140,627	Total consideration transferred	$171,680
The goodwill resulting from the North American Title Acquisition largely consists of the Company's expected future synergies from combining the Acquired Business with Legacy States Title. Part of the transaction was treated as an asset purchase for income tax purposes and resulted in tax-deductible goodwill.
Total revenues included in the consolidated statement of operations as of December 31, 2019 attributable to the Acquired Business were $355.9 million. The disclosure of net loss attributable to the Acquired Business for the year ended December 31, 2019 is impracticable given the level of integration achieved in 2019.
The supplemental pro forma information for revenue and net loss of the Company as though the business combination had occurred as of January 1, 2018 is impracticable to provide due to the fact that carve-out financial information for the acquired business prior to the acquisition does not exist.